UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

CODA OCTOPUS GROUP, INC.

(Name of Small Business Issuer in its Charter)

Delaware	001-38154	34-2008348
(State or other jurisdiction of incorporation or organization	(Commission File Number)	(I.R.S. Employer Identification Number)

3300 S Hiawassee Rd., Suite 104-105

Orlando, Florida 32835

(Address, Including Zip Code of Principal Executive Offices)

407-735-2406

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CODA	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Gayle Jardine, Interim Chief Financial Officer of Coda Octopus Group, Inc. (the “Company”), will retire from her position effective August 3, 2026. As a result of her retirement, the Company will appoint a new Chief Financial Officer.

(b) On July 1, 2026, the Company finalized the appointment of Mark Kelly to be the Chief Financial Officer, effective August 3, 2026, subject to a three-month probationary period which, at the discretion of the Company, may be extended by an additional two months.

(c) From 2024 until 2025, Mr. Kelly was Finance Director at Medac Pharma, a UK-based pharmaceutical sales company. From 2022 to 2024, he was the Head of Glasgow Finance at Chubb Insurance. From 2021 to 2022, he was a Finance Director at Twist Bioscience Corp., a manufacturer of synthetic DNA for various industries, from life sciences research to data storage technology. He was also a Senior Finance Director and European Controller at Charles River Laboratories, a company that supports the Life Sciences industry with contract research capabilities, from 2016 to 2021.

Mr. Kelly qualified in 1996 as a Chartered Accountant through the Institute of Chartered Accountants of Scotland. He earned a BA Honours in Accounting and Finance from the University of Strathclyde, Glasgow, Scotland.

Mr. Kelly will be paid an annual base salary of £165,000 (or approximately $218,625, using an exchange rate of $1.325). He may be granted annual bonuses at the discretion of the Company. He will also receive a restricted stock grant valued at $40,000 that will vest in two equal annual installments commencing October 31, 2027. Vesting is further subject to certain performance milestones.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2026

Coda Octopus Group, Inc.

	By:	/s/ Annmarie Gayle
Chief Executive Officer